UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 1, 2022

(Date of earliest event reported)

Qorvo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421

(Address of principal executive offices)

(Zip Code)

(336) 664-1233

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2022, Mark J. Murphy provided notice of his decision to resign as Chief Financial Officer of Qorvo, Inc. (the “Company”), effective April 18, 2022. Mr. Murphy is departing the Company to join Micron Technology, Inc. as its Chief Financial Officer.

The Company has initiated a comprehensive search for a new Chief Financial Officer. The Company’s Board of Directors appointed Grant A. Brown, the Company’s Vice President of Treasury, to serve as the Company’s interim Chief Financial Officer effective April 18, 2022. Mr. Brown, age 45, has served as the Company’s Vice President of Treasury since October 2018, and his prior roles with the Company included Director, Strategic Marketing, from January 2015 to January 2016, Business Unit Controller, from January 2016 to September 2016 and Director, and Corporate Financial Planning & Analysis, from September 2016 to July 2017. He served as a financial business consultant at Throughline Consulting from July 2017 to May 2019. Mr. Brown previously served as Director, Investor Relations and Manager, Financial Planning & Analysis of TriQuint Semiconductor, Inc., which combined with RF Micro Devices, Inc. to form the Company, from May 2013 to January 2015. Mr. Brown has no family relationship with any directors or executive officers of the Company, nor are there any arrangements or understandings between Mr. Brown and any other persons pursuant to which he was selected as an officer of the Company.

A copy of the press release announcing the Company’s Chief Financial Officer transition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release dated April 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Robert A. Bruggeworth
Robert A. Bruggeworth
Chief Executive Officer

Date: April 5, 2022